SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 4, 2000

                             SUMMIT TECHNOLOGY, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                        Massachusetts 0-16937 04-2897945

             (STATE OR OTHER JURISDICTION (COMMISSION (IRS EMPLOYER

               OF INCORPORATION) FILE NUMBER) IDENTIFICATION NO.)

                       21 Hickory Drive, Waltham, MA 02451

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                  REGISTRANT'S TELEPHONE NUMBER: (781) 890-1234


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                              ITEM 5. OTHER EVENTS

     On May 4, 2000 Summit Technology, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") by and between the Company, Lens Express, Inc. and Strategic Optical Holdings, Inc. (the "Buyer") for the sale of substantially all of the assets of Lens Express, Inc., a subsidiary of the Company, to the Buyer. A copy of the Agreement is filed herewith as an exhibit and incorporated herein by reference. The Company issued a press release to the general public on May 4, 2000, describing the transaction, a copy of which is filed herewith as an exhbit and incorporated herein by reference.

   ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  EXHIBITS:

4.1. Press Release dated as of May 4, 2000 and released to the general public on May 4, 2000.

4.2. Asset Purchase Agreement dated as of May 4, 2000 (the "Agreement") between the Company, Lens Express, Inc., as Seller, and Strategic Optical Holdings, Inc., as Buyer.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on its behalf by the undersigned hereunto duly authorized.

                             SUMMIT TECHNOLOGY, INC.

Date:    May 12, 2000                 By:  /s/ Robert J. Kelly
                                      ------------------------
                                      Robert J. Kelly
                                      Chief Financial Officer and Treasurer